UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 16, 2016

Date of Report (Date of earliest event reported)

The Boeing Company

(Exact name of registrant as specified in its charter)

Delaware	1-442	91-0425694
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

100 N. Riverside, Chicago, IL		60606-1596
(Address of Principal Executive Offices)		(Zip Code)

(312) 544-2000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 18, 2016, The Boeing Company (the “Company”) issued $1,200,000,000 in aggregate principal amount of senior notes (the “Notes”) consisting of (1) $400,000,000 in aggregate principal amount that bear interest at the rate of 1.875% per annum and will mature on June 15, 2023 (the “2023 Notes”), (2) $400,000,000 in aggregate principal amount that bear interest at the rate of 2.250 % per annum and will mature on June 15, 2026 (the “2026 Notes”) and (3) $400,000,000 in aggregate principal amount that bear interest at the rate of 3.375% per annum and will mature on June 15, 2046 (the “2046 Notes”). Interest on the Notes is payable semiannually in arrears on June 15 and December 15 of each year, beginning on December 15, 2016. The Notes are unsecured and have the same rank as the Company’s other unsecured and unsubordinated debt.

The Notes were issued pursuant to an Indenture dated as of February 1, 2003, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee to JPMorgan Chase Bank. The sale of the Notes was made pursuant to the terms of a Purchase Agreement (the “Purchase Agreement”), dated May 16, 2016, by and among the Company and (a) with respect to the 2023 Notes, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc. and Wells Fargo Securities, LLC, (b) with respect to the 2026 Notes, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. LLC and (c) with respect to the 2046 Notes, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the purchasers named therein. The Company may redeem the Notes in whole or in part, upon at least 30 days’ notice but not more than 60 days’ notice, at any time prior to maturity at the applicable redemption price described in the Final Prospectus Supplement dated May 16, 2016, as filed with the Securities and Exchange Commission (the “SEC”) on May 17, 2016 (the “Final Prospectus Supplement”).

The Notes were registered under the Securities Act of 1933, as amended, pursuant to the Company’s Registration Statement on Form S-3 (Registration No. 333-202311), as filed with the SEC on February 26, 2015. The Company has filed with the SEC a Prospectus dated February 26, 2015, a Preliminary Prospectus Supplement dated May 16, 2016, a Free Writing Prospectus dated May 16, 2016, and the Final Prospectus Supplement in connection with the public offering of the Notes.

The above description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 1.1 hereto and is incorporated herein by reference. Kirkland & Ellis LLP has issued an opinion, dated May 18, 2016, to the Company regarding certain legal matters with respect to the offering of the Notes, a copy of which is filed as Exhibit 5.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

1.1	Purchase Agreement, dated May 16, 2016, among the Company and, with respect to the 2023 Notes, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc. and Wells Fargo Securities, LLC, with respect to the 2026 Notes, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. LLC and with respect to the 2046 Notes, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the purchasers named therein.

5.1	Opinion of Kirkland & Ellis LLP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE BOEING COMPANY

By:	/s/ Michael F. Lohr
Michael F. Lohr
Vice President, Assistant General Counsel and Corporate Secretary

Dated: May 18, 2016

INDEX TO EXHIBITS

Exhibit Number	Description

1.1	Purchase Agreement, dated May 16, 2016, among the Company and, with respect to the 2023 Notes, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc. and Wells Fargo Securities, LLC, with respect to the 2026 Notes, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Morgan Stanley & Co. LLC and with respect to the 2046 Notes, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the purchasers named therein.

5.1	Opinion of Kirkland & Ellis LLP.